SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

Hawthorne Financial Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue El Segundo, California 90245 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:
(310) 725-5000

Item 12. Results of Operations and Financial Condition
Exhibit No.
SIGNATURES
EXHIBIT 99.1

Item 12.     Results of Operations and Financial Condition

On October 23, 2003, Hawthorne Financial Corporation issued a press release announcing its financial results for the third quarter of 2003, a copy of which is furnished herewith as Exhibit 99.1.

Exhibit No.

99.1     Text of press release dated October 23, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION

		By:	/s/ David Rosenthal David Rosenthal Executive Vice President and Chief Financial Officer

Date:	October 24, 2003